EXHIBIT 99

BEAR STEARNS
[GRAPHIC OMITTED]
                                                 The Bear Stearns Companies Inc.
                                                              383 Madison Avenue
                                                             New York, NY  10179
                                                              Tel (212) 272-2000
                                                             www.bearstearns.com




Contact:   Elizabeth Ventura (212) 272-9251
           Kerri Kelly       (212) 272-2529



           BEAR STEARNS REPORTS RECORD EARNINGS AND NET INCOME IN 2003
             STRONG 4TH QUARTER CAPS SECOND CONSECUTIVE RECORD YEAR

       Annual Earnings Per Share of $8.52 and Net Income of $1.2 Billion,
                               Rose 32% Over 2002
                  2003 Annual Pre-Tax Profit Margin Hits 29.6%
                          2003 Annual ROE Reaches 20.2%

              4th Quarter Earnings Per Share Increase 61% to $2.19
             Net Income for the Quarter Rises 51% to $288.3 Million


NEW YORK - December 17, 2003 - The Bear Stearns Companies Inc. (NYSE:BSC) today reported earnings per share (diluted) of $2.19 for the fourth quarter ended November 30, 2003, up 61.0% from $1.36 per share for the fourth quarter of 2002. Net income for the fourth quarter of 2003 was $288.3 million, up 51.3% from $190.5 million for the fourth quarter of 2002. Net revenues for the 2003 fourth quarter were $1.5 billion, up 35.9% from $1.1 billion for the 2002 fourth quarter. The annualized return on common stockholders' equity for the fourth quarter of 2003 was 19.6%.

         For the fiscal year ended November 30, 2003, earnings per share (diluted) were a record $8.52, up 31.7% from $6.47 in the prior year. Net income for the full year was $1.2 billion, up 31.7% from the $878.3 million earned in the twelve-month period ended November 30, 2002. Net revenues for fiscal year 2003 were $6.0 billion, an increase of 16.9% from $5.1 billion in the prior fiscal year. After-tax return on common stockholders' equity was 20.2% for 2003.

         "Bear Stearns posted its best ever results in 2003. In the face of difficult market conditions our array of businesses once again produced outstanding results," said Bear Stearns chairman and chief executive officer, James E. Cayne. "Our Fixed Income Division continues to deliver exceptional results with strong performance across our mortgage, credit and interest rate products areas. The efforts to grow and deepen our franchise are evident not only in Fixed Income but also throughout the firm in Institutional Equities, Global Clearing Services, Investment Banking and Wealth Management. The investments we have made in our equity related businesses will continue to produce returns with improving market conditions, and our current quarter results are evidence of this trend. The increase in profit margins and return on common equity reflect both the growth and diversification of our businesses as well as our continued focus on risk and expense control."


A brief discussion of the firm's business segments follows:

CAPITAL MARKETS
---------------

Fourth Quarter

Capital Markets net revenues for the fourth quarter of 2003 were $1.2 billion, up 38.8% from $839.6 million for the fourth quarter ended November 30, 2002.

o Institutional Equities net revenues were $266.3 million, down 5.7% from $282.4 million for the fourth quarter of 2002. Lower volume on the NYSE and depressed volatility levels reduced institutional equities net revenues. Equity derivatives revenues rose on improved customer activity.

o Fixed Income net revenues were $648.9 million, up 39.9% from $463.9 million in the comparable prior year period. Low interest rates and a steep yield curve continued to create positive market conditions across the Fixed Income businesses, including mortgage-backed securities and credit products. Net revenues increased significantly reflecting these favorable markets and increased customer activity. In addition, record revenues were posted this quarter in interest rate products, particularly in interest rate derivatives and foreign exchange.

o Investment Banking net revenues were $250.3 million in the fourth quarter of 2003, up 168.3% from the $93.3 million in the comparable prior year period. The 2003 fourth quarter included a $33.7 million realized gain from the sale of a merchant banking investment in Aeropostale Inc. The fourth quarter of 2002 included a $33.9 million unrealized loss relating to a mark down of this investment. Excluding the investment, Investment Banking net revenues in the quarter were $216.6 million, up 70.3% from $127.2 million in fourth quarter of 2002. Performance in equity underwriting, high yield underwriting and merchant banking significantly increased revenues when compared with the fourth quarter of 2002.

Full Year

Net revenues in Capital Markets, which includes Institutional Equities, Fixed Income and Investment Banking, were a record $4.8 billion for the fiscal year ended November 30, 2003, an increase of 22.3% over the prior fiscal year's $3.9 billion.

o Institutional Equities net revenues for fiscal year 2003 were down 16.6% to $932.6 million from $1.12 billion in fiscal 2002. Difficult market conditions had a negative effect on net revenues from domestic institutional equities and convertible and other equity arbitrage activity.

o The Fixed Income Division reported record results for the third consecutive year, highlighting the strength and breadth of the franchise. Record net revenues were posted in virtually all product areas including corporate bonds, interest rate products, high yield and distressed bonds, government bonds, foreign exchange and mortgage-backed securities. Fixed Income net revenues were $2.9 billion, up 51.0% from the $1.9 billion recorded in 2002.

o Investment Banking net revenues for 2003 were $961.3 million, up 8.8% from $883.7 million in fiscal 2002. Included in net revenues are gains from the company's merchant banking investment in Aeropostale Inc. of $172.6 million in fiscal year 2003 and $226.9 million in fiscal year 2002. Excluding the merchant banking gains from Aeropostale Inc., net revenues for fiscal 2003 were $788.7 million and for fiscal 2002 were $656.8 million. The increase in revenues was primarily due to an extremely strong performance in high yield underwriting. In addition, merger and acquisition and advisory fees grew significantly as compared with fiscal 2002.

GLOBAL CLEARING SERVICES
------------------------

Fourth Quarter

Fourth quarter 2003 Global Clearing Services net revenues were $220.0 million, up 22.0% from $180.3 million in the fourth quarter of 2002, reflecting increased net interest revenues. Average customer margin debt balances for the quarter ended November 30, 2003 were $42.0 billion, up from $31.7 billion in the prior year quarter. Net interest revenue rose as the level of customer margin debt and customer short balances increased.

Full Year

Net revenues in Global Clearing Services were $784.1 million, up 0.8% from $778.1 million in fiscal 2002. Average customer margin debt balances for the year were $39.8 billion, versus $34.1 billion for the year ended November 30, 2002. An increase in net interest revenues attributable to higher customer margin balances was substantially offset by reduced commission revenues as customer volumes declined.

WEALTH MANAGEMENT
-----------------

Fourth Quarter

Wealth Management net revenues for the quarter ended November 30, 2003 were $145.0 million, up 16.5% from $124.5 million in the fourth quarter of 2002.

o Private Client Service revenues were $105.1 million in the fourth quarter of 2003, an increase of 21.5% from $86.5 million in the 2002 quarter reflecting improved customer activity.

o Asset Management net revenues grew 5.0% to $39.9 million for the fourth quarter of 2003 from $38.0 million in the prior year's quarter due to increased management fees.

Full Year

Net revenues in Wealth Management, which includes Private Client Services and Asset Management, were $511.3 million for fiscal 2003, up 2.6% versus $498.4 million in fiscal 2002.

o Revenues from the Private Client Service area rose 5.6% to $378.8 million for the fiscal year from $358.8 million for fiscal 2002. The improvement reflects an increase in customer activity.

o The Asset Management business reported revenues of $132.5 million for the full fiscal year 2003 down 5.1% from $139.6 million in the prior year due to lower performance fees on alternative investment products.

o Assets under management rose to $27.1 billion as of November 30, 2003 from $24.0 billion as of November 30, 2002.

EXPENSES
--------

Fourth Quarter

o Compensation as a percentage of net revenues was 48.9% in the fourth quarter of 2003 versus 50.2% for the quarter ended November 30, 2002.

o Non-compensation expenses were $345.6 million for the quarter ended November 30, 2003, up 19.7% from $288.9 million in the 2002 quarter. The increase in non-compensation expenses were principally attributable to higher CAP Plan expenses associated with improved earnings. Non-compensation expenses as a percentage of net revenues declined to 22.6% for the 2003 fourth quarter from 25.6% for the fourth quarter of 2002.

Full Year

o For the twelve-months ended November 30, 2003, compensation as a percentage of net revenues was 48.1% versus 48.9% for fiscal 2002. Excluding the merchant banking gains from Aeropostale Inc., compensation as a percentage of net revenues was 49.2% for the fiscal year 2003 and 50.9% for the fiscal year 2002.

o Non-compensation expenses for the fiscal year 2003 were $1.34 billion, 2.5% higher than the $1.31 billion reported in 2002. Non-compensation expense as a percentage of net revenues for fiscal 2003 declined to 22.4% from 25.5% in fiscal 2002.

         As of November 30, 2003, total capital, including stockholders' equity and long-term borrowings, was approximately $37.5 billion. Book value as of November 30, 2003 was $48.69 per share, based on 142.4 million shares outstanding. The company repurchased approximately 14.0 million shares of its common stock during the fiscal year pursuant to its share repurchase plan.

         Founded in 1923, The Bear Stearns Companies Inc. (NYSE: BSC) is the parent company of Bear, Stearns & Co. Inc., a leading investment banking and securities trading and brokerage firm. With approximately $37.5 billion in total capital, Bear Stearns serves governments, corporations, institutions and individuals worldwide. The company's business includes corporate finance and mergers and acquisitions, institutional equities and fixed income sales, trading and research, private client services, derivatives, foreign exchange and futures sales and trading, asset management and custody services. Through Bear, Stearns Securities Corp., it offers financing, securities lending, clearing and technology solutions to hedge funds, broker-dealers and investment advisors. Headquartered in New York City, the company has approximately 10,500 employees worldwide. For additional information about Bear Stearns, please visit the firm's Web site at http://www.bearstearns.com.

                                       ***
                            Financial Tables Attached

Certain statements contained in this discussion are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those discussed in the forward-looking statements. For a discussion of the risks and uncertainties that may affect the company's future results, please see "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Risk Management" in the company's 2002 Annual Report to Stockholders and similar sections in the company's quarterly reports on Form 10-Q which have been filed with the Securities and Exchange Commission.



A conference call to discuss the company's results will be held on Wednesday, December 17, at 9:00 a.m., E.S.T. The call will be open to the public. Those wishing to listen to the conference call should dial 1-888-806-9467 (or 1-703-871-3627 for international callers) at least 15 minutes prior to the commencement of the call to ensure connection. The conference call will also be accessible through our Web site at http://www.bearstearns.com. For those unable to listen to the live broadcast of the call, a replay will be available on our Web site or by dialing 1-888-836-6074 (or 1-703-925-2505 for international callers) at approximately 1:00 p.m. E.S.T. The pass code for the replay is 344758. The replay will be available until midnight on Friday, December 26. If you have any questions on how to obtain access to the conference call, please contact Kerri Kelly at 1-212-272-2529 or via email at kkelly@bear.com.

                         THE BEAR STEARNS COMPANIES INC.
                                  SEGMENT DATA
                                   (UNAUDITED)

                                                                Three Months Ended                            % Change From
                                         --------------------------------------------------------------     -----------------

                                           November 30, 2003     November 30, 2002     August 31, 2003      November 30, 2002
                                         --------------------   -------------------   -----------------     -----------------
                                                                    (In thousands)
    NET REVENUES

Capital Markets
     Institutional Equities                  $   266,254           $   282,411           $   200,506              (5.7%)
     Fixed Income                                648,948               463,908               720,128              39.9%
     Investment Banking                          250,322                93,309               299,742             168.3%
                                             -----------           -----------           -----------
  Total Capital Markets                        1,165,524               839,628             1,220,376              38.8%

Global Clearing Services                         219,960               180,293               200,929              22.0%
Wealth Management                                144,966               124,462               126,351              16.5%
Other (1)                                            827               (17,375)              (62,596)            104.8%
                                             -----------           -----------           -----------

         Total net revenues                  $ 1,531,277           $ 1,127,008           $ 1,485,060              35.9%
                                             ===========           ===========           ===========


PRE-TAX INCOME

Capital Markets                              $   433,239           $   251,460           $   540,942              72.3%
Global Clearing Services                          87,127                55,590                68,456              56.7%
Wealth Management                                 (1,301)                4,357                 9,851             (129.9%)
Other (1)                                        (82,302)              (38,627)             (137,072)            (113.1%)
                                             -----------           -----------           -----------

         Total pre-tax income                $   436,763           $   272,780           $   482,177              60.1%
                                             ===========           ===========           ===========

(TABLE CONTINUED)


                                             % Change From                  Twelve Months Ended                % Change
                                            ---------------     --------------------------------------------   ----------

                                            August 31, 2003       November 30, 2003      November 30, 2002
                                            ---------------     --------------------    -------------------
                                                                               (In thousands)
    NET REVENUES

Capital Markets
     Institutional Equities                      32.8%               $   932,567           $ 1,117,762           (16.6%)
     Fixed Income                                (9.9%)                2,925,483             1,938,045            51.0%
     Investment Banking                         (16.5%)                  961,267               883,717             8.8%
                                                                     -----------           -----------
  Total Capital Markets                          (4.5%)                4,819,317             3,939,524            22.3%

Global Clearing Services                          9.5%                   784,072               778,087             0.8%
Wealth Management                                14.7%                   511,307               498,411             2.6%
Other (1)                                       101.3%                  (120,205)              (87,786)          (36.9%)
                                                                     -----------           -----------

         Total net revenues                       3.1%               $ 5,994,491           $ 5,128,236            16.9%
                                                                     ===========           ===========


PRE-TAX INCOME

Capital Markets                                 (19.9%)              $ 1,924,071           $ 1,343,912            43.2%
Global Clearing Services                         27.3%                   245,531               265,327            (7.5%)
Wealth Management                               (113.2%)                  19,217                11,616            65.4%
Other (1)                                        40.0%                  (416,550)             (309,892)          (34.4%)
                                                                     -----------           -----------

         Total pre-tax income                    (9.4%)              $ 1,772,269           $ 1,310,963            35.2%
                                                                     ===========           ===========


(1) Includes consolidation and elimination entries, unallocated revenues (predominantly interest) and certain corporate administrative functions, including certain legal costs and costs related to the Capital Accumulation Plan for Senior Managing Directors ("CAP Plan").

                  THE BEAR STEARNS COMPANIES INC.
                 CONSOLIDATED STATEMENTS OF INCOME
                            (UNAUDITED)


                                                                          Three Months Ended                      % Change From
                                                                 ------------------------------------------ -----------------------
                                                                 November 30,   November 30,    August 31,  November 30,  August 31,
                                                                     2003           2002           2003        2002          2003
                                                                 ------------   ------------   ------------ -----------  ----------
                                                             (In thousands, except share and per share data)
REVENUES
    Commissions                                                  $    288,441   $    276,048   $    279,888       4.5%       3.1%
    Principal transactions                                            790,486        614,366        724,023      28.7%       9.2%
    Investment banking                                                225,763         81,236        298,716     177.9%     (24.4%)
    Interest and dividends                                            495,514        505,351        503,135      (1.9%)     (1.5%)
    Other income                                                       64,842         43,870         36,509      47.8%      77.6%
                                                                 ------------   ------------   ------------
       Total revenues                                               1,865,046      1,520,871      1,842,271      22.6%       1.2%
    Interest expense                                                  333,769        393,863        357,211     (15.3%)     (6.6%)
                                                                 ------------   ------------   ------------
       Revenues, net of interest expense                            1,531,277      1,127,008      1,485,060      35.9%       3.1%
                                                                 ------------   ------------   ------------

NON-INTEREST EXPENSES
    Employee compensation and benefits                                748,880        565,370        681,745      32.5%       9.8%
    Floor brokerage, exchange and clearance fees                       43,498         52,435         44,830     (17.0%)     (3.0%)
    Communications and technology                                      88,786         94,029         93,047      (5.6%)     (4.6%)
    Occupancy                                                          34,959         35,612         34,788      (1.8%)      0.5%
    Advertising and market development                                 29,239         22,633         24,550      29.2%      19.1%
    Professional fees                                                  39,248         37,454         36,608       4.8%       7.2%
    Other expenses                                                    109,904         46,695         87,315     135.4%      25.9%
                                                                 ------------   ------------   ------------
       Total non-interest expenses                                  1,094,514        854,228      1,002,883      28.1%       9.1%
                                                                 ------------   ------------   ------------

    Income before provision for income taxes                          436,763        272,780        482,177      60.1%      (9.4%)
    Provision for income taxes                                        148,436         82,231        168,762      80.5%     (12.0%)
                                                                 ------------   ------------   ------------
    Net income                                                   $    288,327   $    190,549   $    313,415      51.3%      (8.0%)
                                                                 ============   ============   ============


    Net income applicable to common shares                       $    280,533   $    182,359   $    305,621      53.8%      (8.2%)
                                                                 ============   ============   ============

    Adjusted net income used for diluted earnings per share (1)  $    308,521   $    195,268   $    334,180      58.0%      (7.7%)
                                                                 ============   ============   ============

    Basic earnings per share                                     $       2.43   $       1.48   $       2.54      64.2%      (4.3%)
                                                                 ============   ============   ============
    Diluted earnings per share                                   $       2.19   $       1.36   $       2.30      61.0%      (4.8%)
                                                                 ============   ============   ============

    Weighted average common shares outstanding:
            Basic                                                 124,090,961    130,133,459    128,681,694
                                                                 ============   ============   ============
            Diluted                                               140,876,365    143,798,762    145,599,540
                                                                 ============   ============   ============

    Cash dividends declared per common share                     $       0.20   $     0.17     $       0.20
                                                                 ============   ============   ============


   (1) Represents net income reduced for preferred stock dividends and increased for costs related to the CAP Plan. For earnings per share, the costs related to the CAP Plan (net of tax) are added back as the shares related to the CAP Plan are included in weighted average common shares outstanding.

                         THE BEAR STEARNS COMPANIES INC.
                        CONSOLIDATED STATEMENTS OF INCOME
                                   (UNAUDITED)


                                                                                    Twelve Months Ended                 % Change
                                                                             ----------------------------------      -------------
                                                                               November 30,       November 30,
                                                                                  2003                2002
                                                                              ------------        ------------
                                                                                   (In thousands, except
                                                                                  share and per share data)
REVENUES
    Commissions                                                               $  1,077,926        $  1,110,974            (3.0%)
    Principal transactions                                                       3,292,888           2,537,799            29.8%
    Investment banking                                                             904,612             833,480             8.5%
    Interest and dividends                                                       1,955,373           2,232,159           (12.4%)
    Other income                                                                   164,645             176,404            (6.7%)
                                                                              ------------        ------------
       Total revenues                                                            7,395,444           6,890,816             7.3%
    Interest expense                                                             1,400,953           1,762,580           (20.5%)
                                                                              ------------        ------------
       Revenues, net of interest expense                                         5,994,491           5,128,236            16.9%
                                                                              ------------        ------------

NON-INTEREST EXPENSES
    Employee compensation and benefits                                           2,880,695           2,508,197            14.9%
    Floor brokerage, exchange and clearance fees                                   180,548             197,266            (8.5%)
    Communications and technology                                                  365,317             382,857            (4.6%)
    Occupancy                                                                      137,778             152,523            (9.7%)
    Advertising and market development                                             106,506             102,984             3.4%
    Professional fees                                                              133,304             132,927             0.3%
    Other expenses                                                                 418,074             340,519            22.8%
                                                                              ------------        ------------
       Total non-interest expenses                                               4,222,222           3,817,273            10.6%
                                                                              ------------        ------------

    Income before provision for income taxes                                     1,772,269           1,310,963            35.2%
    Provision for income taxes                                                     615,863             432,618            42.4%
                                                                              ------------        ------------
    Net income                                                                $  1,156,406        $    878,345            31.7%
                                                                              ============        ============

    Net income applicable to common shares                                    $  1,125,031        $    842,739            33.5%
                                                                              ============        ============

    Adjusted net income used for diluted earnings per share (1)               $  1,235,991        $    946,535            30.6%
                                                                              ============        ============

    Basic earnings per share                                                  $       9.44        $       7.00            34.9%
                                                                              ============        ============
    Diluted earnings per share                                                $       8.52        $       6.47            31.7%
                                                                              ============        ============

    Weighted average common shares outstanding:
            Basic                                                              127,819,514         132,798,359
                                                                              ============        ============
            Diluted                                                            145,027,266         146,346,111
                                                                              ============        ============

    Cash dividends declared per common share                                  $       0.74         $      0.62
                                                                              ============        ============


    (1) Represents net income reduced for preferred stock dividends and increased for costs related to the CAP Plan and the redemption of preferred stock. For earnings per share, the costs related to the CAP Plan (net of tax) are added back as the shares related to the CAP Plan are included in weighted average common shares outstanding.

                         THE BEAR STEARNS COMPANIES INC.
                         SELECTED FINANCIAL INFORMATION
                                   (UNAUDITED)

                                                                                Twelve Months Ended               Three Months Ended
                                                                       -------------------------------------      ------------------
                                                                         November 30,          November 30,          November 30,
                                                                             2003                  2002                  2003
                                                                       -------------------------------------      ------------------
                                                                         (In thousands, except common share data and other data)
Results
Revenues, net of interest expense                                      $     5,994,491       $     5,128,236       $     1,531,277
Net income                                                             $     1,156,406       $       878,345       $       288,327
Net income applicable to common shares                                 $     1,125,031       $       842,739       $       280,533
Adjusted net income used for diluted earnings per share (1)            $     1,235,991       $       946,535       $       308,521

Financial Position
Stockholders' equity, at period end                                    $     7,470,088       $     6,382,083       $     7,470,088
Total stockholders' equity and trust issued preferred securities,
at period end                                                          $     8,032,588       $     6,944,583       $     8,032,588
Total capital, at period end                                           $    37,463,053       $    30,625,982       $    37,463,053

Common Share Data
Basic earnings per share                                               $          9.44       $          7.00       $          2.43
Diluted earnings per share                                             $          8.52       $          6.47       $          2.19
Book value per common share, at period end                             $         48.69       $         39.94       $         48.69
Weighted average common shares outstanding:
     Basic                                                                 127,819,514           132,798,359           124,090,961
     Diluted                                                               145,027,266           146,346,111           140,876,365
Common shares outstanding, at period end (2)                               142,369,836           145,591,496           142,369,836

Financial Ratios
Return on average common equity (annualized)                                      20.2%                 18.1%                 19.6%
Adjusted pre-tax profit margin (3)                                                32.8%                 28.6%                 31.7%
Pre-tax profit margin (4)                                                         29.6%                 25.6%                 28.5%
After-tax profit margin (5)                                                       19.3%                 17.1%                 18.8%
Compensation & benefits / Revenues, net of interest expense                       48.1%                 48.9%                 48.9%

Other Data (in billions, except employees)
Margin debt balances, at period end                                    $          43.6       $          36.7       $          43.6
Margin debt balances, average for period                               $          39.8       $          34.1       $          42.0
Customer short balances, at period end                                 $          71.6       $          58.8       $          71.6
Customer short balances, average for period                            $          63.6       $          54.6       $          69.3
Stock borrowed, at period end                                          $          56.5       $          46.2       $          56.5
Stock borrowed, average for period                                     $          52.1       $          44.1       $          59.1
Free credit balances, at period end                                    $          22.3       $          17.1       $          22.3
Free credit balances, average for period                               $          20.1       $          19.3       $          22.4
Assets under management, at period end                                 $          27.1       $          24.0       $          27.1
Employees, at period end                                                        10,532                10,574                10,532

(TABLE CONTINUED)

                                                                                            Three Months Ended
                                                                       ------------------------------------------------------------
                                                                          August 31,              May 31,            February 28,
                                                                             2003                  2003                  2003
                                                                       ------------------------------------------------------------
                                                                         (In thousands, except common share data and other data)
Results
Revenues, net of interest expense                                      $     1,485,060       $     1,462,720       $     1,515,434
Net income                                                             $       313,415       $       280,411       $       274,253
Net income applicable to common shares                                 $       305,621       $       272,616       $       266,261
Adjusted net income used for diluted earnings per share (1)            $       334,180       $       299,533       $       293,756

Financial Position
Stockholders' equity, at period end                                    $     6,875,668       $     6,714,397       $     6,529,628
Total stockholders' equity and trust issued preferred securities,
at period end                                                          $     7,438,168       $     7,276,897       $     7,092,128
Total capital, at period end                                           $    34,438,022       $    33,520,967       $    31,987,917

Common Share Data
Basic earnings per share                                               $          2.54       $          2.27       $          2.21
Diluted earnings per share                                             $          2.30       $          2.05       $          2.00
Book value per common share, at period end                             $         45.46       $         43.52       $         41.64
Weighted average common shares outstanding:
     Basic                                                                 128,681,694           128,711,363           129,773,603
     Diluted                                                               145,599,540           146,062,838           147,029,224
Common shares outstanding, at period end (2)                               146,662,752           146,915,258           146,659,224

Financial Ratios
Return on average common equity (annualized)                                      21.3%                 19.7%                 19.9%
Adjusted pre-tax profit margin (3)                                                35.8%                 32.4%                 31.2%
Pre-tax profit margin (4)                                                         32.5%                 29.3%                 28.1%
After-tax profit margin (5)                                                       21.1%                 19.2%                 18.1%
Compensation & benefits / Revenues, net of interest expense                       45.9%                 47.3%                 50.0%

Other Data (in billions, except employees)
Margin debt balances, at period end                                    $          40.9       $          43.4       $          37.3
Margin debt balances, average for period                               $          42.1       $          39.0       $          35.9
Customer short balances, at period end                                 $          65.7       $          65.5       $          55.9
Customer short balances, average for period                            $          67.3       $          61.4       $          56.3
Stock borrowed, at period end                                          $          53.4       $          49.8       $          41.6
Stock borrowed, average for period                                     $          55.6       $          48.5       $          45.0
Free credit balances, at period end                                    $          19.8       $          18.6       $          16.7
Free credit balances, average for period                               $          20.8       $          18.8       $          18.4
Assets under management, at period end                                 $          25.7       $          24.4       $          23.3
Employees, at period end                                                        10,515                10,472                10,506

(TABLE CONTINUED)

                                                                                           Three Months Ended
                                                                       ------------------------------------------------------------
                                                                         November 30,           August 31,              May 31,
                                                                             2002                  2002                  2002
                                                                       ------------------------------------------------------------
                                                                          (In thousands, except common share data and other data)
Results
Revenues, net of interest expense                                      $     1,127,008       $     1,154,384       $     1,607,666
Net income                                                             $       190,549       $       164,418       $       342,852
Net income applicable to common shares                                 $       182,359       $       156,094       $       333,538
Adjusted net income used for diluted earnings per share (1)            $       195,268       $       178,994       $       381,533

Financial Position
Stockholders' equity, at period end                                    $     6,382,083       $     5,954,431       $     5,963,258
Total stockholders' equity and trust issued preferred securities,
at period end                                                          $     6,944,583       $     6,516,931       $     6,525,758
Total capital, at period end                                           $    30,625,982       $    29,567,725       $    31,038,949

Common Share Data
Basic earnings per share                                               $          1.48       $          1.32       $          2.80
Diluted earnings per share                                             $          1.36       $          1.23       $          2.59
Book value per common share, at period end                             $         39.94       $         38.10       $         37.16
Weighted average common shares outstanding:
     Basic                                                                 130,133,459           132,436,184           133,772,110
     Diluted                                                               143,798,762           145,895,494           147,592,256
Common shares outstanding, at period end (2)                               145,591,496           146,478,611           146,873,990

Financial Ratios
Return on average common equity (annualized)                                      14.5%                 13.3%                 29.5%
Adjusted pre-tax profit margin (3)                                                26.2%                 24.0%                 36.3%
Pre-tax profit margin (4)                                                         24.2%                 21.2%                 32.3%
After-tax profit margin (5)                                                       16.9%                 14.2%                 21.3%
Compensation & benefits / Revenues, net of interest expense                       50.2%                 51.6%                 44.4%

Other Data (in billions, except employees)
Margin debt balances, at period end                                    $          36.7       $          32.5       $          36.7
Margin debt balances, average for period                               $          31.7       $          33.7       $          35.9
Customer short balances, at period end                                 $          58.8       $          52.6       $          55.8
Customer short balances, average for period                            $          53.5       $          52.1       $          56.9
Stock borrowed, at period end                                          $          46.2       $          40.6       $          43.3
Stock borrowed, average for period                                     $          43.4       $          41.9       $          45.4
Free credit balances, at period end                                    $          17.1       $          18.3       $          16.6
Free credit balances, average for period                               $          19.8       $          19.4       $          18.5
Assets under management, at period end                                 $          24.0       $          23.2       $          24.8
Employees, at period end                                                        10,574                10,493                10,426

(TABLE CONTINUED)

                                                                       Three Months Ended
                                                                      --------------------
                                                                          February 28,
                                                                              2002
                                                                      --------------------
                                                                  (In thousands, except common
                                                                    share data and other data)
Results
Revenues, net of interest expense                                       $     1,239,178
Net income                                                              $       180,526
Net income applicable to common shares                                  $       170,748
Adjusted net income used for diluted earnings per share (1)             $       190,739

Financial Position
Stockholders' equity, at period end                                     $     5,760,905
Total stockholders' equity and trust issued preferred securities,
at period end                                                           $     6,323,405
Total capital, at period end                                            $    31,063,625

Common Share Data
Basic earnings per share                                                $          1.39
Diluted earnings per share                                              $          1.29
Book value per common share, at period end                              $         34.95
Weighted average common shares outstanding:
     Basic                                                                  134,793,949
     Diluted                                                                148,115,050
Common shares outstanding, at period end (2)                                147,040,102

Financial Ratios
Return on average common equity (annualized)                                       15.2%
Adjusted pre-tax profit margin (3)                                                 24.9%
Pre-tax profit margin (4)                                                          22.1%
After-tax profit margin (5)                                                        14.6%
Compensation & benefits / Revenues, net of interest expense                        51.1%

Other Data (in billions, except employees)
Margin debt balances, at period end                                     $          34.6
Margin debt balances, average for period                                $          35.1
Customer short balances, at period end                                  $          54.5
Customer short balances, average for period                             $          55.9
Stock borrowed, at period end                                           $          39.8
Stock borrowed, average for period                                      $          45.6
Free credit balances, at period end                                     $          17.9
Free credit balances, average for period                                $          19.6
Assets under management, at period end                                  $          25.8
Employees, at period end                                                         10,341


(1) Represents net income reduced for preferred stock dividends and increased for costs related to the CAP Plan and the redemption of preferred stock. For earnings per share, the costs related to the CAP Plan (net of tax) are added back as the shares related to the CAP Plan are included in weighted average common shares outstanding.

(2) Represents shares used to calculate book value per common share. Common shares outstanding include units issued under certain stock compensation plans which will be distributed as shares of common stock.

(3) Represents the ratio of income before both CAP Plan costs and provision for income taxes to revenues, net of interest expense.

(4) Represents the ratio of income before provision for income taxes to revenues, net of interest expense.

(5)   Represents the ratio of net income to revenues, net of interest expense.